Rule 497 (k)
                                                             File No. 333-143964


                                               FIRST TRUST
FIRST TRUST                                    EXCHANGE-TRADED FUND II
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SUMMARY PROSPECTUS


First Trust ISE Global Engineering and Construction
Index Fund


TICKER SYMBOL:  FLM
EXCHANGE:       NYSE Arca, Inc.



Before you invest, you may want to review the Fund's prospectus, which contains more information about the Fund and its risks. You can find the Fund's prospectus and other information about the Fund, including the statement of additional information and most recent reports to shareholders, online at http://www.ftportfolios.com/retail/ETF/ETFfundnews.aspx?Ticker=FLM. You can also get this information at no cost by calling (800) 621-1675 or by sending an e-mail request to info@ftportfolios.com. The Fund's prospectus and statement of additional information, both dated January 31, 2014, are all incorporated by reference into this Summary Prospectus.




INVESTMENT OBJECTIVE

The First Trust ISE Global Engineering and Construction Index Fund (the "Fund") seeks investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of an equity index called the ISE Global Engineering and Construction(TM) Index (the "Index").



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    January 31, 2014

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FEES AND EXPENSES OF THE FUND

The following table describes the fees and expenses you may pay if you buy and hold shares of the Fund. Investors purchasing and selling shares may be subject to costs (including customary brokerage commissions) charged by their broker, which are not reflected in the table below.

   SHAREHOLDER FEES (fees paid directly from your investment)
   Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)                None

   ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)
           Management Fees                                                                             0.40%
           Distribution and Service (12b-1) Fees (1)                                                   0.00%
           Other Expenses                                                                              0.49%
                                                                                                     ---------
           Total Annual Fund Operating Expenses                                                        0.89%
           Fee Waiver and Expense Reimbursement (2)                                                    0.19%
                                                                                                     ---------
           Total Net Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursement         0.70%


   EXAMPLE

   The example below is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. This example does not take into account customary brokerage commissions that you pay when purchasing or selling shares of the Fund in the secondary market.

   The example assumes that you invest $10,000 in the Fund for the time periods indicated. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain at current levels until February 28, 2015, and thereafter at 0.95% to represent the imposition of the 12b-1 fee of 0.25% per annum of the Fund's average daily net assets. The example assumes that First Trust's agreement to waive fees and/or pay the Fund's expenses to the extent necessary to prevent the operating expenses of the Fund (excluding interest expense, brokerage commissions and other trading expenses, taxes, and extraordinary expenses) from exceeding 0.70% of average daily net assets per year will be terminated following February 28, 2015. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


       1 Year             3 Years            5 Years           10 Years
         $72               $303               $570              $1,333

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   (1) Although the Fund has adopted a 12b-1 plan that permits it to pay up to 0.25% per annum, it will not pay 12b-1 fees at any time before February 28, 2015.

   (2) First Trust Advisors L.P., the Fund's advisor, has agreed to waive fees and/or pay the Fund's expenses to the extent necessary to prevent the operating expenses of the Fund (excluding interest expense, brokerage commissions and other trading expenses, taxes, and extraordinary expenses) from exceeding 0.70% of its average daily net assets per year at least until February 28, 2015. Expenses borne by the Fund's advisor are subject to reimbursement by the Fund for up to three years from the date the fee or expense was incurred, but no reimbursement payment will be made by the Fund at any time if it would result in the Fund's expenses exceeding 0.70% of its average daily net assets per year. The agreement may be terminated by the Trust on behalf of the Fund at any time and by the Fund's advisor only after February 28, 2015 upon 60 days' written notice.

   PORTFOLIO TURNOVER

   The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 24% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

The Fund will normally invest at least 90% of its net assets (plus the amount of any borrowings for investment purposes) in common stocks or in depositary receipts representing securities in the Index. First Trust Advisors L.P. ("First Trust" or the "Advisor") seeks to match the performance of the Index (before the Fund's fees and expenses).

The Fund, using an "indexing" investment approach, attempts to replicate, before fees and expenses, the performance of the Index. First Trust seeks a correlation of 0.95 or better (before fees and expenses) between the Fund's performance and the performance of the Index; a figure of 1.00 would represent perfect correlation.

The Index is developed and owned by the International Securities Exchange, LLC(R) ("ISE" or "Index Provider"), in consultation with Standard & Poor's, a Division of The McGraw-Hill Companies, Inc. ("S&P"), which calculates and maintains the Index. The Index provides a benchmark for investors interested in tracking public companies throughout the world that are active in the engineering and construction industries, based on analysis of the products and services offered by those companies. The Index specifically targets companies that are engaged in large civil and capital projects such as infrastructure, utilities, transportation, telecommunications, commercial, residential, and commerce facilities and whose roles are within the engineering, designing, planning, consulting, project managing, and/or constructing of these projects. To be included in the Index, a company must receive at least 70% of revenues from these types of services and projects based on the reportable segment/division from its most recent annual report.

The Fund intends to invest entirely in securities included in the Index; however, there may also be instances in which the Fund may be underweighted or overweighted in certain securities in the Index, not invested in certain securities included in the Index, purchases securities not in the Index that are appropriate to substitute for certain securities in the Index or utilizes various combinations of the above techniques in seeking to track the Index.

PRINCIPAL RISKS

You could lose money by investing in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. There can be no assurance that the Fund's investment objective will be achieved.

CURRENCY RISK. The Fund may hold investments that are denominated in non-U.S. currencies, or in securities that provide exposure to such currencies, currency exchange rates or interest rates denominated in such currencies. Changes in currency exchange rates and the relative value of non-U.S. currencies will affect the value of the Fund's investment and the value of Fund shares. Currency exchange rates can be very volatile and can change quickly and unpredictably. As a result, the value of an investment in the Fund may change quickly and without warning and you may lose money.

DEPOSITARY RECEIPTS RISK. Depositary receipts may be less liquid than the underlying shares in their primary trading market. Any distributions paid to the holders of depositary receipts are usually subject to a fee charged by the depositary. Holders of depositary receipts may have limited voting rights, and investment restrictions in certain countries may adversely impact the value of depositary receipts because such restrictions may limit the ability to convert shares into depositary receipts and vice versa. Such restrictions may cause shares of the underlying issuer to trade at a discount or premium to the market price of the depositary receipts.

ENGINEERING AND CONSTRUCTION COMPANIES RISK. The Fund invests in the securities of engineering and construction companies. Risks associated with investing in these companies include the general state of the economy, demand for their specific products or services, changes in government spending, zoning laws, interest rates, declines in real estate values, environmental damage and product liability claims. In addition, they may also be significantly affected by overall capital spending levels, economic cycles, technical obsolescence, delays in modernization, labor relations, government regulations and e-commerce initiatives.

EQUITY SECURITIES RISK. Because the Fund invests in equity securities, the value of the Fund's shares will fluctuate with changes in the value of these equity securities. Equity securities prices fluctuate for several reasons, including changes in investors' perceptions of the financial condition of an issuer or the general condition of the relevant stock market, such as current market volatility, or when political or economic events affecting the issuers occur. In addition, common stock prices may be particularly sensitive to rising interest rates, as the cost of capital rises and borrowing costs increase.

INDEX CORRELATION RISK. You should anticipate that the value of Fund shares will decline more or less in correlation with any decline in the value of the Fund's Index.

INDUSTRIALS COMPANIES RISK. The Fund invests in industrials companies. Many industrials companies convert unfinished goods into finished durables used to manufacture other goods or provide services. Some industries represented by industrials companies include electrical equipment and components, industrial products, manufactured housing and telecommunications equipment. General risks of these companies include the general state of the economy, intense competition, consolidation, domestic and international politics, excess capacity and consumer demand and spending trends. In addition, they may also be significantly affected by overall capital spending levels, economic cycles, technical obsolescence, delays in modernization, labor relations, government regulations and e-commerce initiatives.

JAPAN RISK. The Fund invests in the stock of companies operating in Japan. Because Japan's economy and equity market share a strong correlation with the U.S. markets, the Japanese economy may be affected by economic problems in the U.S. Japan also has a growing economic relationship with China and other Southeast Asian countries, and thus Japan's economy may also be affected by economic, political or social instability in those countries. Despite a strengthening in the economic relationship between Japan and China, the countries' political relationship has at times been strained in recent years. Should political tension increase, it could adversely affect the economy and destabilize the region as a whole. Japan also remains heavily dependent on oil imports, and higher commodity prices could therefore have a negative impact on the economy. Japanese securities may also be subject to lack of liquidity; excessive taxation; government seizure of assets; different legal or accounting standards and less government supervision and regulation of exchanges than in the United States. Furthermore, the natural disasters that have impacted Japan and the ongoing recovery efforts have had a negative affect on Japan's economy, and may continue to do so.

MARKET RISK. Market risk is the risk that a particular security owned by the Fund or shares of the Fund in general may fall in value. Shares are subject to market fluctuations caused by such factors as economic, political, regulatory or market developments, changes in interest rates and perceived trends in securities prices. Overall Fund share values could decline generally or could underperform other investments.

NON-CORRELATION RISK. The Fund's return may not match the return of the Index for a number of reasons. For example, the Fund incurs operating expenses not applicable to the Index, and may incur costs in buying and selling securities, especially when rebalancing the Fund's portfolio holdings to reflect changes in the composition of the Index. In addition, the Fund's portfolio holdings may not exactly replicate the securities included in the Index or the ratios between the securities included in the Index.

NON-U.S. SECURITIES RISK. Non-U.S. securities are subject to higher volatility than securities of domestic issuers due to possible adverse political, social or economic developments; restrictions on foreign investment or exchange of securities; lack of liquidity; excessive taxation; government seizure of assets; different legal or accounting standards; and less government supervision and regulation of exchanges in foreign countries.

REPLICATION MANAGEMENT RISK. The Fund is exposed to additional market risk due to its policy of investing principally in the securities included in the Index. As a result of this policy, securities held by the Fund will generally not be bought or sold in response to market fluctuations, and the securities may be issued by companies concentrated in a particular industry if the Index is so concentrated. Therefore, the Fund will generally not sell a security because its issuer is in financial trouble, unless that security is removed or is anticipated to be removed from the Index.

SMALLER COMPANIES RISK. The Fund invests in small and/or mid capitalization companies. Such companies may be more vulnerable to adverse general market or economic developments, and their securities may be less liquid and may experience greater price volatility than larger, more established companies as a result of several factors, including limited trading volumes, products or financial resources, management inexperience and less publicly available information. Accordingly, such companies are generally subject to greater market risk than those of larger, more established companies.

ANNUAL TOTAL RETURN

The bar chart and table below illustrate the annual calendar year returns of the Fund based on net asset value for the past five years as well as the average annual Fund and Index returns for the one year and since inception periods ended December 31, 2013. The bar chart and table provide an indication of the risks of investing in the Fund by showing changes in the Fund's performance from year-to-year and by showing how the Fund's average annual total returns based on net asset value compare to those of the Index, the Russell 3000(R) Index, which is a broad-based securities market index, and a specialized securities market index. See "Total Return Information" for additional performance information regarding the Fund. The Fund's performance information is accessible on the Fund's website at www.ftportfolios.com.

Returns before taxes do not reflect the effects of any income or capital gains taxes. All after-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of any state or local tax. Returns after taxes on distributions reflect the taxed return on the payment of dividends and capital gains. Returns after taxes on distributions and sale of shares assume you sold your shares at period end, and, therefore, are also adjusted for any capital gains or losses incurred. Returns for the market indices do not include expenses, which are deducted from Fund returns, or taxes.

Your own actual after-tax returns will depend on your specific tax situation and may differ from what is shown here. After-tax returns are not relevant to investors who hold Fund shares in tax-deferred accounts such as individual retirement accounts (IRAs) or employee-sponsored retirement plans.

FIRST TRUST ISE GLOBAL ENGINEERING AND CONSTRUCTION INDEX FUND--TOTAL RETURNS

                                 [GRAPH OMITTED]
                       [DATA POINTS REPRESENTED IN GRAPH]

                     Calendar Year Ended       Total Return
                         12/31/2009               25.44%
                         12/31/2010               18.23%
                         12/31/2011              -17.44%
                         12/31/2012               19.21%
                         12/31/2013               23.10%

During the five-year period ended December 31, 2013, the Fund's highest and lowest calendar quarter returns were 28.36% and -24.67%, respectively, for the quarters ended June 30, 2009 and September 30, 2011. The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED DECEMBER 31, 2013

                                                                       1 Year          5 Year       Since Inception
                                                                                                      (10/13/2008)
     Return Before Taxes                                                23.10%           12.43%           12.53%
     Return After Taxes on Distributions                                21.93%           11.75%           11.86%
     Return After Taxes on Distributions and Sale of Shares             12.98%            9.60%            9.71%
     ISE Global Engineering and Construction(TM) Index                  25.44%           13.93%           14.61%
     Russell 3000(R) Index                                              33.55%           18.71%           15.57%
     MSCI World Industrials Index                                       32.10%           17.07%           14.91%

MANAGEMENT

     INVESTMENT ADVISOR
     First Trust Advisors L.P.

     PORTFOLIO MANAGERS
     The Fund's portfolio is managed by a team (the "Investment Committee") consisting of:

      o Daniel J. Lindquist, Chairman of the Investment Committee and Managing Director of First Trust;

      o  Jon C. Erickson, Senior Vice President of First Trust;

      o David G. McGarel, Chief Investment Officer and Managing Director of First Trust;

      o  Roger F. Testin, Senior Vice President of First Trust; and

      o  Stan Ueland, Senior Vice President of First Trust.

     Each Investment Committee member has served as a part of the portfolio management team of the Fund since 2008.

PURCHASE AND SALE OF FUND SHARES

The Fund issues and redeems shares on a continuous basis, at net asset value, only in Creation Units consisting of 50,000 shares. The Fund's Creation Units are issued and redeemed in-kind for securities included in the Fund's portfolio and/or cash and only to and from broker-dealers and large institutional investors that have entered into participation agreements. Individual shares may only be purchased and sold on NYSE Arca through a broker-dealer. Shares of the Fund will trade on NYSE Arca at market prices rather than net asset value, which may cause the shares to trade at a price greater than net asset value (premium) or less than net asset value (discount).

TAX INFORMATION

The Fund's distributions are taxable and will generally be taxed as ordinary income or capital gains. Distributions on shares held in a tax-deferred account, while not immediately taxable, will be subject to tax when the shares are no longer held in a tax-deferred account.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), First Trust and First Trust Portfolios L.P., the Fund's distributor, may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.



                                                                    FLMSP0013114